LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2021
Disclosure of investment contracts liabilities [Abstract]
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
NOTE 32: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2021	2020
	£m	£m
At 1 January	38,452	37,459
New business	4,187	2,113
Changes in existing business	2,401	(1,120)
At 31 December	45,040	38,452
The balances above are shown gross of reinsurance. As at 31 December 2021, related reinsurance balances were £3 million (2020: £8 million); reinsurance balances are reported within assets. Liabilities arising from non-participating investment contracts are categorised as level 2. See note 48 for details of levels in the fair value hierarchy.